Filed pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated April 15, 2013
to
Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On April 15, 2013, we increased our public offering price from $10.40 per share to $10.45 per share. This increase in the public offering price will be effective as of our April 16, 2013 semi-monthly closing and will first apply to subscriptions received from April 1, 2013 through April 15, 2013. The purpose of this action is to ensure that our net asset value per share does not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.